Exhibit 99.1

ANNUAL SHAREHOLDER MEETING June 8, 2020

House k eeping Items Open and close your control panel using the orange arrow . Audio Options : • Choose Computer audio to listen from your computer’s speakers • Choose Phone call and dial in using the phone number and pin provided in your registration confirmation email . Your Participation If you have a question or concern you would like addressed after today’s presentation, please reach out to our Investor Relations team at IR@BankFirstWI.bank or 920 - 652 - 3360.

MICHAEL ANSAY Chairman of the Board

Board of Directors WELCOME

Senior Management WELCOME

• Determination of Quorum • Approval of Minutes • Business to be Conducted WELCOME

Forward Looking Statements: This presentation may contain certain “forward looking statements” that represent Bank First Corporation’s expectations or beliefs concerning future events. Such forward looking statements are about matters that are inherently subject to risks and uncertainties. Because of the risks and uncertainties inherent in forward looking statements, readers are cautioned not to place undue reliance on them, whether included in this presentation or made elsewhere from time to time by Bank First Corporation or on its behalf. Bank First Corporation disclaims any obligation to update such forward looking statements. In addition, statements regarding historical stock price performance are not indicative of or guarantees of future price performance. Forward looking statements

MIKE MOLEPSKE CEO & President

• Merger with Timberwood Bank • Stock Performance Graph • Awards • Financial Report • COVID - 19 Response • Investment in our Facilities WELCOME

MERGER WITH TIMBERWOOD BANK • Brings together two relationship - based banks with a shared commitment to the communities they serve • Strengthens Bank First's market share in Monroe County • Benefits Timberwood Bank customers with enhanced products and services • Preserves community banking through continued support of local causes benefiting the local economy • Provides greater access to capital to finance additional business growth in Monroe and surrounding counties

MERGER WITH TIMBERWOOD BANK NOV. 19, 2019 FEB. 28, 2020 MAY 15 - 17, 2020 MAY 18, 2020 Definitive Agreement Regulatory Approval Conversion Opens as Bank First

$658,238 $688,064 $720,503 $794,128 $838,754 $831,579 $910,028 $1,020,426 $1,060,887 $1,105,008 $1,237,675 $1,315,997 $1,753,404 $1,793,165 $2,210,168 $2,693,353 - 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 2005 - 2020 Assets in Thousands BANK FIRST ASSET GROWTH

STOCK PERFORMANCE (Total Return) $0 $100 $200 $300 $400 $500 $600 $700 $800 Value of $100 invested on June 1, 2010 (10 year) BFC Russell 2000 SNL US Bank Index $731.56 $269.93 $225.12

BANK FIRST AWARDS Keefe, Bruyette & Woods (KBW), is a full - service investment bank and broker - dealer that specializes in the financial services sector . The Honor Roll recognizes banks that consistently deliver exceptional growth . Of 375 eligible companies, Bank First joins only 15 banks to receive this honor, down from 18 banks in 2019 . A bank must have at least $ 500 million in assets and have consecutive reported increases in EPS since 2009 . 2020 KBW Honor Roll 2020 Raymond James Community Bankers Cup Raymond James is a multi - national financial services firm that specializes in investments, capital markets, banking, and asset management services . Bank First was one of 26 banks awarded the 2019 Community Bankers Cup . This award recognizes the top 10 % of community banks in the nation based on profitability, operational efficiency, and balance sheet metrics . Banks considered for recognition include all exchange - traded domestic banks with assets between $ 500 million and $ 10 billion as of December 31 , 2019 .

KEVIN LEMAHIEU CFO

FINANCIAL REPORT Dividends Per Share $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020* * Annualized based on the first two quarters of 2020 ($1.00) $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 Impact of Acquisition Costs Impact of Purchase Accounting Core EPS Earnings Per Share (EPS) * Annualized based on the first quarter of 2020

FINANCIAL REPORT History of Robust, Balanced Loan Growth PORTFOLIO LOANS $0 $500 $1,000 $1,500 $2,000 $2,500 Legacy Loans Purchased Loans $0 $100 $200 $300 $400 $500 $600 $700 SECONDARY MARKET LOANS

FINANCIAL REPORT History of Strong Asset and Loan Quality CLASSIFIED ASSETS TO RISK - BASED CAPITAL 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (Q1) Legacy Assets Purchased Assets NON - PERFORMING LOANS TO TOTAL LOANS 0% 1% 2% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 (Q1) Legacy Loans Purchased Loans

FINANCIAL REPORT Investments in Strategic Affiliates UFS, LLC | Ansay & Associates, LLC $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 Bank First Revenue from UFS (pretax, in thousands) $0 $500 $1,000 $1,500 $2,000 $2,500 2011 2012 2013 2014 2015 2016 2017 2018 2019 Bank First Revenue from Ansay (pretax, in thousands)

COVID-19 RESPONSE

Bank First's Preparedness & Response

January 1 – February 29, 2020

Phase 1

- Active monitoring of flu season and COVID-19 in Asia.
- Management begins meeting to review and discuss Pandemic Flu Plan.
- Management reviews Business Continuity Plan and discusses crisis management actions.
- Initial order of masks placed as a precaution.

March 1 - March 18, 2020

Phase 2

- Management meets to discuss developments surrounding COVID-19. Phase 4 of Pandemic Flu Plan is implemented.
- First Pandemic Committee meeting with all team members. Daily meetings occur thereafter.
- Orders placed for additional hand sanitizer, masks, and gloves. Tissue boxes sent to each office.
- Employees instructed to stay home for two weeks if sick, have traveled to a Level 3 Country, or went on a cruise.
- COVID-19 response information shared with employees. Team is required to begin social distancing. Sanitization procedures shared.
- Begin testing work-from-home capabilities and arranging alternative locations for staff in same departments. IT orders additional laptops and reviews VPN and GoToMeeting licenses and capabilities.
- Our network infrastructure was already in place, allowing us to scale our work-from-home capabilities without additional investments in infrastructure.

COVID - 19 RESPONSE ▪ Employee communications from Pandemic Committee provided weekly. ▪ Branch reopening committee develops plans to ensure employee and customer safety as lobbies plan to reopen Monday, June 8. ▪ SBA PPP program continues; however, staff focus shifts to assisting customers with the loan forgiveness portion of the program. ▪ Restaurant gift cards begin being distributed back into the communities. ▪ Pandemic Playbook created to serve as a comprehensive guide for reopening safely. Phase 4 May 1 – June 5, 2020 ▪ Employee communications from Pandemic Committee provided several times per week. Sanitization and safety measures reiterated regularly. ▪ Customer communications provided on a weekly basis (or more often as needed). ▪ Lobbies transition to “Appointment Only” operational model. Drive - thru remains open, with the exception of Mequon. ▪ Redeployment of front - line staff to high - priority projects and initiatives begin. ▪ SBA announces Paycheck Protection Program. SBA team meets daily to plan the rollout of the program. ▪ SBA PPP implemented. Team works around the clock to process applications and prepare loan documents. ▪ Pandemic Committee creates side committee to plan for reopening, with a focus on employee and customer safety. Phase 3 March 19 – April 30, 2020

COVID - 19 RESPONSE Bank First’s Keys to Success • Value Driven: Employees working on the Paycheck Protection Program and retail l oans have been working nights, weekends, and holidays to process applications. • Nimble: Due to our size, we are able to act quickly in response to change. We redeployed over 70 employees from the front line and other departments to assist with the SBA Paycheck Protection Program. • Diverse: By leveraging the diverse backgrounds and experiences of our team, we were able to develop comprehensive reopening procedures that ensure the safety and well - being of all employees, customers, and visitors. • Communication: We maintained regular contact with employees and customers to share updates and provide important information. Employees were updated via email and bank - wide video conferences. Customers were updated via email, phone, and personal contact with their relationship m anager .

COVID - 19 RESPONSE Paycheck Protection Program As of June 5, 2020 Customers Non - Customers 1,585 148 1,733 Applications Approved By SBA Customers Non - Customers $ 235 Million $43 Million $ 278 Million Approved 1,114 Fees Expected to be Collected $9.5 MILLION 1,114 Fees Paid to 3rd Party Agents $0.1 MILLION 137 NEW Depository Relationships Paycheck Protection Comprises 15.8% of Total Loans 30,999 Jobs Preserved

COVID - 19 RESPONSE Serving our Community • Bank First recently purchased $ 100 , 000 in gift cards from over 140 local restaurants . These gift cards are being donated back to local families, non - profit organizations, and businesses through various programs . • Bank First joined community leaders and local business partners in developing a community grant fund for businesses impacted by COVID - 19 . Bank First contributed $ 50 , 000 toward this initiative . • Bank First provided $ 20 , 000 in grants to small business customers impacted by the COVID - 19 pandemic .

FACILITIES Oshkosh Iola Cedarburg Waupaca Tomah North

SUBMITTED COMMENTS and QUESTIONS